May-16 May-17 Toyota May 2017 vehicle sales - Toyota Division Top 5 makes • The U . S . automobile SAAR figure for May 2017 came in at 16 . 58 M vehicles, down from 17 . 22 M vehicles in May 2016 . • TMS May 2017 sales totaled 218 , 248 vehicles, a decrease of 0 . 5 % from May 2016 volume and a decrease of 4 . 5 % on a daily selling rate (DSR) basis . • Lexus reported May 2017 sales of 25 , 401 vehicles, down 4 . 8 % from May 2016 on a volume basis and a decrease of 8 . 6 % on a DSR basis . • North American production for May 2017 totaled 156 , 865 vehicles, a volume decrease of 3 . 2 % from May 2016 . Source: Toyota, Bloomberg, Ward’s Automotive Group. TMS monthly results include fleet sales volume. ‡ “Other” consists of Central and South America, Oceania, Africa and the Middle East Source : TMC company filings . TOYOTA MOTOR SALES (TMS), U.S.A., INC . MONTHLY RESULTS TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS Toyota Business Highlights FY2017 Production (units) FY2016 FY2017 Japan 3,981 4,109 North America 1,970 2,063 Europe 565 637 Asia 1,605 1,674 Other‡ 455 492 Sales (units) FY2016 FY2017 Japan 2,059 2,274 North America 2,839 2,837 Europe 844 925 Asia 1,345 1,588 Other‡ 1,594 1,347 Units in thousands 0 50 100 150 200 250 300 6 8 10 12 14 16 18 20 May-12 Aug-12 Nov-12 Feb-13 May-13 Aug-13 Nov-13 Feb-14 May-14 Aug-14 Nov-14 Feb-15 May-15 Aug-15 Nov-15 Feb-16 May-16 Aug-16 Nov-16 Feb-17 May-17 Toyota U.S. light vehicle sales (units in thousands) Seasonally adjusted annual rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota Motor Sales (TMS), U.S.A. Inc. Sales May 2012 – May 2017 TMC consolidated financial performance FY2016 FY2017 Net Revenues 28,403,118¥ 27,597,193¥ Operating Income (Loss) 2,853,971 1,994,372 Net Income attributable to TMC (Loss) 2,312,694 1,831,109 TMC Consolidated Balance Sheet Current Assets 18,209,553¥ 17,833,695¥ Noncurrent finance receivables, net 8,642,947 9,012,222 Total Investments and other assets 10,834,680 11,707,160 Property, plant and equipment, net 9,740,417 10,197,109 Total Assets 47,427,597¥ 48,750,186¥ Liabilities 29,339,411¥ 30,081,233¥ Mezzanine equity 479,779 485,877 Shareholders' equity 17,608,407 18,183,076 Total Liabilities and Shareholders' Equity 47,427,597¥ 48,750,186¥ Operating Income (Loss) by geographic region Japan 1,677,522¥ 1,202,245¥ North America 528,819 311,194 Europe 72,416 (12,244) Asia 449,189 435,179 Other‡ 108,909 58,694 Inter-segment elimination and/or unallocated amount 17,116 (696) Yen in millions May-16 May-17 Toyota May 2017 vehicle sales - Lexus Division Top 5 makes 192,847 25,401 Toyota Motor Sales (TMS), U.S.A ., Inc. May 2017 vehicle sales Toyota Division Lexus Division Exhibit 99.2

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $ 267 million in fiscal 2017 , compared to net income of $ 932 million in fiscal 2016 . The decrease in net income during fiscal 2017 was primarily due to a $ 939 million increase in depreciation on operating leases, a $ 617 million increase in interest expense, a $ 141 million increase in the provision for credit losses and $ 116 million increase in operating and administrative expenses . These decreases in net income were partially offset by a $ 643 million increase in total financing revenues primarily driven by an increase in operating lease revenues, a $ 438 million decrease in the provision for income taxes and a $ 220 million increase in realized gains, net on investments in marketable securities . Additionally, our results of operations for fiscal 2016 were higher due to a gain on the sale of our commercial finance business of $ 197 million . • We recorded a provision for credit losses of $ 582 million for fiscal 2017 , compared to $ 441 million for fiscal 2016 . The increase in the provision for credit losses for fiscal 2017 was due to higher default frequency and loss severity and overall portfolio growth, which was partially offset by a reduction in the specific reserves for certain impaired dealers due to improvement in their financial performance . • Our delinquencies remained relatively consistent at 0 . 27 percent for fiscal 2017 compared to 0 . 26 percent in fiscal 2016 , however we continue to see increasing trends in rates of delinquency and default frequency . Further increases to consumer debt levels coupled with a rising supply of used vehicles and deterioration in actual and expected used vehicle values would increase our credit losses . 1 TFS market share represents the percentage of total domestic TMS sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs and sales of a private Toyota distributor * TMCC consumer portfolio includes TMCC and its consolidated subsidiaries SHORT - TERM FUNDING PROGRAMS • Toyota Motor Credit Corporation (TMCC ) ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI )†, Toyota Finance Australia Limited ( TFA) † and Toyota Motor Finance (Netherlands) B . V . ( TMFNL )† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ commercial paper outstanding under our commercial paper programs ranged from approximately $ 26 . 4 billion to $ 30 . 0 billion during fiscal 2017 , with an average outstanding balance of $ 28 . 0 billion . As of March 31 , 2017 , our commercial paper had a weighted average remaining maturity of 97 days . † TCCI, TFA, TMFNL and TMCC are subsidiaries of Toyota Financial Services Corporation, a wholly - owned subsidiary of Toyota Motor Corporation ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR LET’S GO PLACES • In 2017 , Toyota Financial Services plans to relocate its headquarters to Plano, Texas in order to join Toyota Motor Sales, U . S . A . , Inc .; Toyota Motor Engineering & Manufacturing North America, Inc .; and Toyota Motor North America to create a single, state - of - the - art Toyota headquarters and pursue the One Toyota vision in North America . Please reference the Investor Relations section of toyotafinancial . com , for important information and filings . Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . The Sales & Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . * Figures above do not incorporate the Carrying Value Adjustments Sales and Trading Contacts Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Norman Brem | Funding & Liquidity Analyst (310) 468 - 6228 norman.brem@toyota.com Peter Pang | Funding & Liquidity Analyst (310) 468 - 3509 peter.pang@toyota.com Nicholas Ro, CFA | National Manager (310) 468 - 7758 nicholas_ro@toyota.com Jeffrey DeSilva | Region Manager (310) 468 - 1366 jeffrey_desilva@toyota.com Andrew Huang, CFA | Funding & Liquidity Analyst (469) 786 - 8219 andrew_huang@toyota.com U.S. dollars in millions TMCC Financial Performance FY2016 FY2017 Total financing revenues $9,403 $10,046 Income before income taxes 1,512 409 Net Income 932 267 Debt-to-Equity Ratio 10.0x 10.3x 65.5% 62.9% FY2016 FY2017 TFS - Market Share 1 FY2016 FY2017 58.4% 18.1% 87.0% 61.9% 28.9% 86.5% 0% 20% 40% 60% 80% 100% New retail contracts Used retail contracts Lease contracts TMCC - Percentage of Contracts Subvened FY2016 FY2017 628 288 622 614 291 557 0 500 1000 New retail contracts Used retail contracts Lease contracts units in thousands TMCC - Vehicle Financing Volume FY2016 FY2017 26.6 26.6 52.9 57.3 14.1 14.3 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 3/31/2016 3/31/2017 Amount ($billions) TMCC Consolidated Financial Liabilities Comparison Secured notes & loans payable Unsecured notes & loans payable Commercial Paper 0.00% 0.25% 0.50% FY2013 FY2014 FY2015 FY2016 FY2017 TMCC - Consumer Portfolio Credit Performance* Net charge-offs as a percentage of average gross earning assets Aggregate balances for accounts 60 or more days past due as a percentage of gross earning assets